                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

        Date of Report (Date of earliest event reported): April 9, 1996

                           CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)


         Pennsylvania               0-6879                 23-1899716
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         (State or other            (Commission            (IRS Employee
         jurisdiction of            File Number)           identification No.)
         incorporation)

                    Centre Square West, 1500 Market Street
                    Philadelphia, Pennsylvania                19101
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            (Address of principal executive offices)          (Zip Code)


          Registrant's telephone, including area code: (215) 973-7488



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        (Former name and former address, if changed since last report)

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Item 5.  Other Events.
         -------------

     The information set forth in the news releases of CoreStates Financial Corp dated April 9, 1996 announcing the agreement for Commonwealth Savings Bank to acquire 11 Meridian Bancorp branch offices in connection with the merger of CoreStates Financial Corp and Meridian Bancorp and the completion of the merger of CoreStates Financial Corp and Meridian Bancorp as Exhibits 99a and 99b is incorporated by reference and made a part hereof.

Item 7.  Exhibits
         --------

     99a CoreStates Financial Corp News Release dated April 9, 1996 regarding Commonwealth Savings Bank.

     99b CoreStates Financial Corp News Release dated April 9, 1996 regarding the completion of the merger with Meridian Bancorp.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORESTATES FINANCIAL CORP
                                          (Registrant)



                                   By /s/David T. Walker
                                      -------------------------
                                      David T. Walker
                                      Counsel


Dated: April 10, 1996

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                                 Exhibit Index
                                 -------------


Exhibit No.                                                          Page
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99a                  CoreStates Financial Corp News
                     Release Dated April 9, 1996
                     regarding Commonwealth Savings Bank             4

99b                  CoreStates Financial Corp News Release
                     Dated April 9, 1996 regarding the
                     completion of the merger with Meridian
                     Bancorp                                         6



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